Note 2 - Discontinued Operations	12 Months Ended
Jul. 31, 2012
Discontinued Operations and Disposal Groups [Abstract]
Note 2 - Discontinued Operations

Note 2 – Discontinued Operations:

On July 23, 2009, the Company completed the purchase of 85 percent of the outstanding shares of E.P.E, a company operating in the photovoltaic marketplace in Greece. At the date of the acquisition, E.P.E. has been in business for a period of approximately three (3) years, with revenue-generating operations from its first photovoltaic park having commenced effective September 2008, so that at the date of acquisition, E.P.E. had not yet completed a full twelve month cycle of revenue. The Company and 85% owned subsidiary E.P.E. were expected to continue to operate at a loss until such time as we are able to construct and operate a sufficient number of solar parks to allow for the generation of income adequate to cover all associated operating expenses and overhead. During the fiscal year ended July 31, 2010, the Company did not raise any funds as required to construct additional parks on existing lands and we were unable to meet the goals of increased output and revenues. As a result, at July 31, 2010 the Company and the shareholders of the minority interest in E.P.E. agreed to rescind the acquisition completed on July 23, 2009. As of July 31, 2010, the Company’s financial statements reflect the discontinuation and disposal of E.P.E.